SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

12.          SUBSEQUENT EVENTS

On July 11, 2012, the Partnership sold 6,325,000 common units (including 825,000 common units sold pursuant to the exercise of the overallotment option granted to the underwriters) of the Partnership to the public at a price of $30.95 per unit, raising gross public proceeds of $195.8 million (before underwriting discounts and commissions and estimated offering expenses). Golar GP LLC, the Partnership's general partner, contributed an additional $4.6 million to the Partnership to maintain its 2.0% general partner interest in the Partnership.  Concurrently with the closing of the public offering, the Partnership also sold 969,305 common units to Golar in a private placement at a price of $30.95 per unit.  The gross proceeds (less underwriting discounts and commissions and estimated offering expenses) from the public offering, the private placement and our general partner's contribution to maintain its 2% general partner interest were an aggregate of approximately $223 million.

On July 19, 2012, the Partnership acquired the entities that own and operate the FSRU, the Nusantara Regas Satu ("NR Satu"), from Golar for a purchase price of $385 million. The NR Satu is operating under a long-term contract with PT Nusantara Regas ("Nusantara Regas") with an initial term expiring at the end of 2022. Nusantara Regas has the right to extend the charter term for up to an additional three years. The NR Satu acquisition was financed by the proceeds of the Partnership's recent equity offering, which closed on July 16, 2012, cash on hand and vendor financing from Golar in the amount of $155 million. The loan from Golar to the Partnership is unsecured, non-amortizing, has a term of three years and bears interest at 6.75% per annum. The Partnership expects to refinance the loan from Golar with bank financing in the near future.

On July 25, 2012, the Board of Directors of the Partnership declared a quarterly cash distribution of $0.44 per unit in respect of the three months ended June 30, 2012. This cash distribution, amounting to $20.8 million was paid on August 15, 2012 to all unitholders of record as of the close of business on August 3, 2012.